RiverPark Funds Trust

RiverPark/Gargoyle Hedged Value Fund

Supplement dated May 22, 2015 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated January 28, 2015.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

On March 20, 2015, the Board of Trustees approved, subject to shareholder approval, the proposed reorganization of the RiverPark/Gargoyle Hedged Value Fund (“RiverPark/Gargoyle”) with and into the TCW/Gargoyle Hedged Value Fund, a series of TCW Alternative Funds.  On April 10, 2015, the TCW Alternative Funds registration of I Class and N Class shares of the TCW/Gargoyle Hedged Value Fund (the “TCW Fund”) was declared effective. The TCW Fund was created to be substantially similar to RiverPark/Gargoyle from an investment perspective. On June 26, 2015, shareholders of RiverPark/Gargoyle will be asked to vote on the approval of an Agreement and Plan of Reorganization (“Reorganization”) providing for the transfer of all of the assets of RiverPark/Gargoyle to, and the assumption of all liabilities of RiverPark/Gargoyle by, the TCW Fund, in exchange for shares of the TCW Fund, which would be distributed by RiverPark/Gargoyle to its shareholders pro rata, based on the net assets of the holders’ respective RiverPark/Gargoyle shares, in complete liquidation of RiverPark/Gargoyle. Shareholders of RiverPark/Gargoyle will receive shares of the TCW Fund equal in value to the shares of RiverPark/Gargoyle held by the shareholders prior to the Reorganization.  The effect of the Reorganization is that RiverPark/Gargoyle shareholders will become shareholders of the TCW Fund. The Reorganization will shift management oversight responsibility for RiverPark/Gargoyle to TCW Investment Management Company while retaining Gargoyle Investment Advisor, LLC, as the sub-adviser, and the current RiverPark/Gargoyle portfolio managers as the portfolio managers of the TCW Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Shareholders of RiverPark/Gargoyle will receive a combined Proxy Statement/Prospectus, dated May 15, 2015, with additional information about the proposed Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RPF-SK-016-0100